EXHIBIT 99.3

                               SECURITY AGREEMENT


            This SECURITY AGREEMENT (this "AGREEMENT") is dated as of December 20, 2002 and entered into by and among FIBERCORE USA, INC., a Delaware corporation ("GRANTOR") and TYCO INTERNATIONAL FINANCE ALPHA GMBH, a Swiss limited liability company ("SECURED PARTY").

                             PRELIMINARY STATEMENTS

            A. Grantor has issued to Secured Party a promissory note dated as of December 20, 2002 (said promissory note, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "NOTE", the terms defined therein and not otherwise defined herein being used herein as therein defined).

            B. It is a condition subsequent to the making of the loan by Secured Party the repayment of which is evidenced by the Note that Grantor grant the security interests and undertake the obligations contemplated by this Agreement.

            NOW, THEREFORE, in consideration of the premises and in order to induce Secured Party to make the loan the repayment of which is evidenced by the Note and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Grantor hereby agrees with Secured Party as follows:

SECTION 1.  GRANT OF SECURITY.

            Grantor hereby assigns to Secured Party, and hereby grants to Secured Party a security interest in, all of Grantor's right, title and interest in and to the following, in each case whether now or hereafter existing, whether tangible or intangible, or in which Grantor now has or hereafter acquires an interest and wherever the same may be located (the "COLLATERAL"):

            (a) all equipment listed on Schedule 1(a) and any replacements and substitutions made in respect of any of such equipment, all parts thereof and all accessions thereto (any and all such equipment, parts and accessions being the "EQUIPMENT");

            (b) the agreements listed in Schedule 1(b), as each such agreement may be amended, restated, supplemented or otherwise modified from time to time (said agreements, as so amended, restated, supplemented or otherwise modified, being referred to herein individually as an "ASSIGNED AGREEMENT" and collectively as the "ASSIGNED AGREEMENTS"), including, without limitation, (i) all rights of Grantor to receive title to or otherwise possess the Equipment pursuant to the Assigned Agreement, (ii) all rights of Grantor to receive moneys due or to become due under or pursuant to the Assigned Agreements, (iii) all rights of Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iv) all claims of Grantor for damages arising out of any breach of or default under the Assigned Agreements and (v) all rights of Grantor to terminate, amend, supplement, modify or exercise rights or options under the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder;

            (c) any other rights that Grantor may have to receive title to or otherwise possess the Equipment, all rights of Grantor to receive moneys due or to become due in connection with such rights, all claims of Grantor for damages arising in connection with such rights and all rights of Grantor to assign, transfer, terminate or otherwise modify such rights or to compel transfer of the Equipment to Grantor;

            (d) to the extent not included in any other paragraph of this
Section 1, all general intangibles related to or arising out of the Equipment or the Assigned Agreements, including, without limitation, tax refunds, payment intangibles, other rights to payment or performance, choses in action, software and judgments taken on any rights or claims included in such Collateral;

            (e) all books, records, ledger cards, files, correspondence, computer programs, tapes, disks and related data processing software that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon; and

            (f) all proceeds, products, rents and profits of or from any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral. For purposes of this Agreement, the term "PROCEEDS" includes whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

            Each item of Collateral listed in this Section 1 that is defined in Articles 8 or 9 of the Uniform Commercial Code, as it exists on the date of this Agreement or as it may hereafter be amended, in the State of New York (the "UCC") shall, unless it is otherwise defined herein, have the meaning set forth in the UCC, as it exists on the date of this Agreement or as it may hereafter be amended.

SECTION 2.  SECURITY FOR OBLIGATIONS.

            This Agreement secures, and the Collateral assigned by Grantor is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including without limitation the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code), of all obligations and liabilities of every nature of Grantor now or hereafter existing under or arising out of or in connection with the Note together with all extensions or renewals thereof, whether for principal, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Grantor, would accrue on such obligations, whether or not a claim is allowed against Grantor for such interest in the related bankruptcy proceeding), fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party as a preference, fraudulent transfer or otherwise (all such obligations and liabilities being the "UNDERLYING DEBT"), and all obligations of every nature of Grantor now or hereafter existing under this Agreement (all such obligations of Grantor, together with the Underlying Debt, being the "SECURED OBLIGATIONS").

SECTION 3.  GRANTOR REMAINS LIABLE.

            Anything contained herein to the contrary notwithstanding, (a) Grantor shall remain liable under any contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by Secured Party of any of its rights hereunder shall not release Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral, and (c) Secured Party shall not have any obligation or liability under any contracts, licenses, and agreements included in the Collateral by reason of this Agreement, nor shall Secured Party be obligated to perform any of the obligations or duties of Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 4.  REPRESENTATIONS AND WARRANTIES.

            Grantor represents and warrants as follows:

            (a) OWNERSHIP OF COLLATERAL. For the security interest created by this Agreement, Grantor owns the Collateral free and clear of any Lien. Except any financing statement that may have been filed in favor of Secured Party relating to this Agreement, no effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any filing or recording office.

            (b) LOCATIONS OF EQUIPMENT. All of the Equipment is, as of the date hereof, located at the places specified in Schedule 4(b).

            (c) OFFICE LOCATIONS; TYPE AND JURISDICTION OF ORGANIZATION. The chief place of business and the chief executive office have been for the four month period preceding the date hereof, located at the locations set forth on
Schedule 4(c); Grantor's type of organization (i.e., corporation, limited partnership, etc.), jurisdiction of organization and organization number provided by the applicable Government Authority of the jurisdiction of organization are listed on Schedule 4(c).

            (d) NAMES. Grantor (including any predecessor by merger or otherwise) has not, within the four-month period preceding the date hereof, had a different name from the name of Grantor listed on the signature pages hereof.

            (e) PERFECTION. The security interests in the Collateral granted to Secured Party constitute valid security interests in the Collateral, securing the payment of the Secured Obligations. Upon the filing of UCC financing statements naming Grantor as "debtor", naming Secured Party as "secured party" and describing the Collateral in the filing offices with respect to Grantor set forth on Schedule 4(e), the security interests in the Collateral granted to Secured Party will constitute perfected security interests therein prior to all other Liens (except for Liens permitted by this Agreement and the Note), and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly made or taken.

SECTION 5.  FURTHER ASSURANCES.

            (a) GENERALLY. Grantor agrees that from time to time, at the expense of Grantor, it will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, Grantor will:
(i) execute and file such financing or continuation statements, or amendments thereto, agreements establishing that Secured Party has control of specified items of Collateral, and such other instruments or notices, as may be necessary or desirable, or as Secured Party may request, in order to perfect and preserve the security interests granted or purported to be granted hereby, (ii) furnish to Secured Party from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail,
(iii) promptly after the acquisition by Grantor of any item of Equipment that is covered by a certificate of title under a statute of any jurisdiction under the law of which indication of a security interest on such certificate is required as a condition of perfection thereof, execute and file with the registrar of motor vehicles or other appropriate authority in such jurisdiction an application or other document requesting the notation or other indication of the security interest created hereunder on such certificate of title, (iv) within 30 days after the end of each calendar quarter, deliver to Secured Party copies of all such applications or other documents filed during such calendar quarter and copies of all such certificates of title issued during such calendar quarter indicating the security interest created hereunder in the items of Equipment covered thereby, (v) at any reasonable time, upon request by Secured Party, exhibit the Collateral to and allow inspection of the Collateral by Secured Party, or persons designated by Secured Party, (vi) at Secured Party's request, appear in and defend any action or proceeding that may affect Grantor's title to or Secured Party's security interest in all or any part of the Collateral, and
(vii) use commercially reasonable efforts to obtain any necessary consents of third parties to the assignment and perfection of a security interest to Secured Party with respect to any Collateral. Grantor hereby authorizes Secured Party to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of Grantor. Grantor agrees that a carbon, photographic or other reproduction of this Agreement or of a financing statement signed by Grantor shall be sufficient as a financing statement and may be filed as a financing statement in any and all jurisdictions.

SECTION 6.  CERTAIN COVENANTS OF GRANTOR.

            Grantor shall:

            (a) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral;

            (b) notify Secured Party of any change in Grantor's name, identity or corporate structure within 15 days of such change;

            (c) give Secured Party 30 days' prior written notice of any change in Grantor's chief place of business, chief executive office or residence or a reincorporation, reorganization or other action that results in a change of the jurisdiction of organization of Grantor;

            (d) if Secured Party gives value to enable Grantor to acquire rights in or the use of any Collateral, use such value for such purposes;

            (e) pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, services, materials and supplies) against, the Collateral, except to the extent the validity thereof is being contested in good faith; provided that Grantor shall in any event pay such taxes, assessments, charges, levies or claims not later than five days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against Grantor or any of the Collateral as a result of the failure to make such payment.

            (f) keep the Equipment at the places therefor specified on Schedule 4(b) or, upon 30 days' prior written notice to Secured Party, at such other places in jurisdictions where all action that may be necessary or desirable, or that Secured Party may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby, or to enable Secured Party to exercise and enforce its rights and remedies hereunder, with respect to such Equipment shall have been taken;

            (g) cause the Equipment owned by Grantor to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, forthwith make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end and promptly furnish to Secured Party a statement respecting any loss or damage to any of the Equipment;

            (h) upon Grantor's receipt of title to the Collateral, at its own expense, maintain insurance with respect to the Equipment in such amounts, against such risks, in such form and with such insurers as shall be satisfactory to Secured Party from time to time; such insurance shall include, without limitation, property damage insurance and liability insurance; each policy for property damage insurance shall provide for all losses to be paid directly to Secured Party (all such insurance payments in respect of such Equipment shall be applied by Secured Party as specified in Section 13); each policy shall in addition name Grantor and Secured Party as insured parties thereunder (without any representation or warranty by or obligation upon Secured Party) as their interests may appear and have attached thereto a loss payable clause acceptable to Secured Party that shall (i) contain an agreement by the insurer that any loss payable thereunder shall be paid to Secured Party notwithstanding any action, inaction or breach of representation or warranty by Grantor, (ii) provide that there shall be no recourse against Secured Party for payment of premiums or other amounts with respect thereto, and (iii) provide that at least 30 days' prior written notice of cancellation, material amendment, reduction in scope or limits of coverage or of lapse shall be given to Secured Party by the insurer; Grantor shall, if so requested by Secured Party, deliver to Secured Party original or duplicate policies of such insurance and, as often as Secured Party may reasonably request, a report of a reputable insurance broker with respect to such insurance; and

            (i) shall not, and shall not permit any of its Subsidiaries to, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of the Collateral, whether now owned or hereafter acquired; provided, that, Grantor may sell all or any part of the Equipment, so long as (a) the consideration received for such assets shall be in an amount at least equal to the fair market value thereof; (b) the sole consideration received shall be cash; (c) any such Equipment shall be sold on terms and pursuant to documentation in form and substance satisfactory to Secured Party; and (d) the Net Cash Proceeds of any such sale shall be delivered by and purchaser of such Equipment directly to Secured Party and shall be applied as a mandatory prepayment of the Secured Obligations in accordance with Section 3 of the Note. "NET CASH PROCEEDS" means cash payments (including any cash received by way of deferred payment but only as and when so received) received from a sale of Equipment, net of any bona fide direct costs approved by Secured Party that are incurred in connection with such sale, including income taxes reasonably estimated to be actually payable within two years of the date of such sale as a result of any gain recognized in connection with such sale.

SECTION 7.  SPECIAL PROVISIONS WITH RESPECT TO THE ASSIGNED AGREEMENTS.

            (a) Grantor shall at its expense:

                  (i) perform and observe all terms and provisions of the Assigned Agreements to be performed or observed by it, maintain the Assigned Agreements in full force and effect, enforce the Assigned Agreements in accordance with their terms, and take all such action to such end as may be from time to time requested by Secured Party; and

                  (ii) furnish to Secured Party, promptly upon receipt thereof, copies of all notices, requests and other documents received by Grantor under or pursuant to the Assigned Agreements, and from time to time (A) furnish to Secured Party such information and reports regarding the Assigned Agreements as Secured Party may reasonably request and (B) upon request of Secured Party make to the parties to such Assigned Agreements such demands and requests for information and reports or for action as Grantor is entitled to make under the Assigned Agreements.

            (b) Grantor shall not:

                  (i) cancel or terminate any of the Assigned Agreements or consent to or accept any cancellation or termination thereof;

                  (ii) amend or otherwise modify the Assigned Agreements or give any consent, waiver or approval thereunder;

                  (iii) waive any default under or breach of the Assigned Agreements; or

                  (iv) take any other action in connection with the Assigned Agreements that could reasonably be expected to materially impair the value of the interest or rights of Grantor thereunder or that could reasonably be expected to materially impair the interest or rights of Secured Party.


SECTION 8.  SECURED PARTY APPOINTED ATTORNEY-IN-FACT.

            Grantor hereby irrevocably appoints Secured Party as Grantor's attorney-in-fact, with full authority in the place and stead of Grantor and in the name of Grantor, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including without limitation:

            (a) upon the occurrence and during the continuance of an Event of Default, to obtain and adjust insurance required to be maintained by Grantor or paid to Secured Party pursuant to Section 6;

            (b) upon the occurrence and during the continuance of an Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

            (c) upon the occurrence and during the continuance of an Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clauses (a) and (b) above;

            (d) upon the occurrence and during the continuance of an Event of Default, to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Collateral;

            (e) to pay or discharge taxes or Liens (other than Liens permitted under this Agreement or the Note) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by Secured Party in its sole discretion, any such payments made by Secured Party to become obligations of Grantor to Secured Party, due and payable immediately without demand;

            (f) upon the occurrence and during the continuance of an Event of Default, to sign and endorse any storage or warehouse receipts, assignments, verifications and notices in connection with any documents relating to the Collateral; and

            (g) upon the occurrence and during the continuance of an Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Grantor's expense, at any time or from time to time, all acts and things that Secured Party deems necessary to protect, preserve or realize upon the Collateral and Secured Party's security interest therein in order to effect the intent of this Agreement, all as fully and effectively as Grantor might do.

SECTION 9.  SECURED PARTY MAY PERFORM.

            If Grantor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the reasonable expenses of Secured Party incurred in connection therewith shall be payable by Grantor under Section 14(b).

SECTION 10. STANDARD OF CARE.

            The powers conferred on Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which Secured Party accords its own property.

SECTION 11. REMEDIES.

            (a) GENERALLY. If any Event of Default (as defined in the Note) (such occurrence being an "EVENT OF DEFAULT" for purposes of this Agreement) shall have occurred and be continuing, Secured Party may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral), and also may (i) require Grantor to, and Grantor hereby agrees that it will at its expense and upon request of Secured Party forthwith, assemble all or part of the Collateral as directed by Secured Party and make it available to Secured Party at a place to be designated by Secured Party that is reasonably convenient to both parties, (ii) enter onto the property where any Collateral is located and take possession thereof with or without judicial process, (iii) prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent Secured Party deems appropriate, (iv) enter into and remain on Grantor's premises or place custodians on such premises and use the same and any of Grantor's equipment for the purpose of taking any actions described in the preceding clause (iii) and collecting any Secured Obligation and (iv) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable. Secured Party may be the purchaser of any or all of the Collateral at any such sale and Secured Party shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Grantor, and Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' notice to Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Grantor hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantor shall be liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency. Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to Secured Party, that Secured Party has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against Grantor, and Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities.

SECTION 12. APPLICATION OF PROCEEDS.

            Except as expressly provided elsewhere in this Agreement, all proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be applied in the following order of priority:

            FIRST: To the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to Secured Party and its agents and counsel, and all other expenses, liabilities and advances made or incurred by Secured Party in connection therewith, and all amounts for which Secured Party is entitled to indemnification hereunder and all advances made by Secured Party hereunder for the account of Grantor, and to the payment of all costs and expenses paid or incurred by Secured Party in connection with the exercise of any right or remedy hereunder;

            SECOND: To the payment of all other Secured Obligations; and

            THIRD: To the payment to or upon the order of Company, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

SECTION 13. INDEMNITY AND EXPENSES.

            (a) Grantor agrees to indemnify Secured Party from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including without limitation enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from Secured Party's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

            (b) Grantor agrees to pay to Secured Party upon demand the amount of any and all reasonable costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure by Grantor to perform or observe any of the provisions hereof.

            (c) The obligations of Grantor in this Section 13 shall survive (i) the termination of this Agreement and the discharge of Grantor's other obligations under this Agreement and the Note.

SECTION 14. CONTINUING SECURITY INTEREST; TRANSFER OF LOANS; TERMINATION AND
            RELEASE.

            (a) This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect until the payment in full of the Secured Obligations, (ii) be binding upon Grantor and its successors and assigns, and (iii) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Without limiting the generality of the foregoing clause
(iii), Secured Party may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Secured Party herein or otherwise.

            (b) So long as no Event of Default has occurred and is continuing, if the Grantor has repaid in cash (i) at least $750,000 of the principal under the Note, (ii) on the date of such repayment, all outstanding accrued and unpaid interest under the Note and other Secured Obligations that are due and payable and (iii) all other conditions set forth in Section 3 of the Notes have been satisfied, upon the written request of the Grantor, Secured Party shall release its security interest in one of the Systems.

            (c) Upon the payment in cash in full of all Secured Obligations, the security interest granted hereby shall terminate and all rights to the Collateral shall revert to Grantor. Upon any such termination Secured Party will, at Grantor's expense, execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such termination.

SECTION 15. AMENDMENTS; ETC.

            No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by Grantor therefrom, shall in any event be effective unless the same shall be in writing and signed by Secured Party and, in the case of any such amendment or modification, by Grantor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

SECTION 16. NOTICES.

            Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile, or three business days after depositing it in the United States mail with postage prepaid and properly addressed; provided that notices to Secured Party shall not be effective until received. For the purposes hereof, the address of each party hereto shall be as set forth under such party's name on the signature pages hereof or such other address as shall be designated by such party in a written notice delivered to the other parties hereto.

SECTION 17. FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE.

            No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

SECTION 18. SEVERABILITY.

            In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

SECTION 19. HEADINGS.

            Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

SECTION 20. GOVERNING LAW; TERMS; RULES OF CONSTRUCTION.

            THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW
YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE UCC PROVIDES THAT THE PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Note, terms used in Articles 8 and 9 of the UCC are used herein as therein defined.

SECTION 21. CONSENT TO JURISDICTION AND SERVICE OF PROCESS.

            ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST GRANTOR ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR ANY OBLIGATIONS HEREUNDER, MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, GRANTOR, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY (I) ACCEPTS GENERALLY AND UNCONDITIONALLY THE NONEXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS; (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS; (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO GRANTOR AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 17; (IV) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (III) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER GRANTOR IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT; (V) AGREES THAT SECURED PARTY RETAINS THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION; AND (VI) AGREES THAT THE PROVISIONS OF THIS SECTION 20 RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

SECTION 22. WAIVER OF JURY TRIAL.

            GRANTOR AND SECURED PARTY HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Grantor and Secured Party acknowledge that this waiver is a material inducement for Grantor and Secured Party to enter into a business relationship, that Grantor and Secured Party have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Grantor and Secured Party further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 22 AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

SECTION 23. COUNTERPARTS.

            This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

            IN WITNESS WHEREOF, Grantor and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                    FIBERCORE USA, INC ., as Grantor


                                    By:_________________________________
                                       Name:____________________________
                                       Title:___________________________

                                    Notice Address:




                                    TYCO INTERNATIONAL FINANCE ALPHA
                                    GMBH, as Secured Party


                                    By:_________________________________
                                       Name:____________________________
                                       Title:___________________________

                                  SCHEDULE 1(A)

                                    EQUIPMENT
                                    ---------

           Atmospherical Chemical Vapor Deposition System ACVD 18 and Sintering System CVA 90 manufactured by ASI/Silica Machinery, LLC

Unit #1
-------

Deposition Unit Serial Number     A055A03B06D

Sintering Unit Serial Number      A055A03B06DS

Unit #2
-------

Deposition Unit Serial Number     A055A04B07D

Sintering Unit Serial Number      A055A04B07S

                                  SCHEDULE 1(B)

                               ASSIGNED AGREEMENTS
                               -------------------

                                  SCHEDULE 4(B)
                                       TO
                               SECURITY AGREEMENT

                             LOCATIONS OF EQUIPMENT
                             ----------------------

                                  SCHEDULE 4(C)
                                       TO
                               SECURITY AGREEMENT

             OFFICE LOCATIONS, TYPE AND JURISDICTION OF ORGANIZATION
             -------------------------------------------------------

                         TYPE OF                          JURISDICTION    ORGANIZATION
  NAME OF GRANTOR     ORGANIZATION   OFFICE LOCATIONS   OF ORGANIZATION      NUMBER
  ---------------     ------------   ----------------   ---------------      ------
FiberCore USA, Inc.   Corporation    253 Worcester      Delaware
                                     Road, Charlton,
                                     MA 01507

                                  SCHEDULE 4(E)
                                       TO
                               SECURITY AGREEMENT

                              LOCATION OF EQUIPMENT
                              ---------------------



Nevada